Exhibit 77Q1(g)

AGREEMENT AND PLAN OF
REORGANIZATION

This Agreement and Plan of Reorganization
(the "Agreement") is made as of February
13, 2008, by and between Gateway Fund
(the "Acquired Fund"), a series of The
Gateway Trust, an Ohio business trust (the
"Existing Trust"), and Gateway Fund (the
"Acquiring Fund"), a series of Gateway
Trust, a Massachusetts business trust (the
"New Trust").

PLAN OF REORGANIZATION
      (a)	The Acquired Fund shall sell,
assign, convey, transfer and deliver to the
Acquiring Fund on the Exchange Date (as
defined in Section 6) all of its properties and
assets.  In consideration therefor, the
Acquiring Fund shall, on the Exchange
Date, assume all of the known and unknown
liabilities of the Acquired Fund existing at
the Valuation Time (as defined in Section
3(c)) and deliver to the Acquired Fund a
number of full and fractional Class A shares
of beneficial interest of the Acquiring Fund
(the "Merger Shares") having an aggregate
net asset value equal to the value of the
assets of the Acquired Fund transferred to
the Acquiring Fund on such date less the
value of the liabilities of the Acquired Fund
assumed by the Acquiring Fund on that date.
It is intended that the reorganization
described in this Agreement shall be a
reorganization within the meaning of
Section 368 of the Internal Revenue Code of
1986, as amended and in effect from time to
time (the "Code").
      (b)	Upon consummation of the
transactions described in paragraph (a) of
this Plan of Reorganization, the Acquired
Fund shall distribute the Merger Shares in
complete liquidation to its shareholders of
record as of the Exchange Date, each
shareholder being entitled to receive that
proportion of Merger Shares which the
number of shares of the Acquired Fund held
by such shareholder bears to the total
number of shares of the Acquired Fund
outstanding on such date.  Certificates
representing the Merger Shares will not be
issued.  All issued and outstanding shares of
beneficial interest of the Acquired Fund will
simultaneously be cancelled on the books of
the Acquired Fund.
      (c)	As soon as practicable
following the liquidation of the Acquired
Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Second Amended Agreement and
Declaration of Trust of the Existing Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.


AGREEMENT

The New Trust, on behalf of the
Acquiring Fund, and the Existing Trust,
on behalf of the Acquired Fund, agree as follows:

      1.	Representations, Warranties
and Agreements of the Acquiring Fund.  The
New Trust, and not the individual Trustees
and officers thereof, on behalf of the
Acquiring Fund, represents and warrants to
the best of its knowledge and agrees with the
Existing Trust, on behalf of the Acquired
Fund that:
      a.	The Acquiring Fund
is a series of shares of the New Trust,
a Massachusetts business trust duly
established and validly existing
under the laws of the
Commonwealth of Massachusetts,
and has power to own all of its
properties and assets and to carry out
its obligations under this Agreement.
The New Trust is qualified as a
foreign association in every
jurisdiction where required, except to
the extent that failure to so qualify
would not have a material adverse
effect on the New Trust or the
Acquiring Fund.  Each of the New
Trust and the Acquiring Fund has all
necessary federal, state and local
authorizations to carry on its
business as now being conducted and
to carry out this Agreement.
      b.	The New Trust is
registered under the Investment
Company Act of 1940, as amended
(the "1940 Act"), as an open-end
management investment company,
and such registration has not been
revoked or rescinded and is in full
force and effect.
      c.	The Acquiring Fund
has no assets and liabilities, except
for nominal shares issued and
redeemed prior to the consummation
of the transactions contemplated
hereby.
      d.	The New Trust is not
in violation in any material respect of
any provisions of its Agreement and
Declaration of Trust or By-Laws or
of any agreement, indenture,
instrument, contract, lease or other
undertaking to which the New Trust
is a party or by which the Acquiring
Fund is bound, and the execution,
delivery and performance of this
Agreement will not result in any such
violation.
      e.	The prospectuses and
statement of additional information
of the Acquiring Fund, each dated
November 21, 2007 and each as from
time to time amended or
supplemented (collectively, the
"Acquiring Fund Prospectus"),
previously furnished to the Acquired
Fund, (i) conform in all material
respects to the applicable
requirements of the Securities Act of
1933, as amended (the "1933 Act"),
and (ii) did not as of such date and
do not contain, with respect to the
New Trust or the Acquiring Fund,
any untrue statements of a material
fact or omit to state a material fact
required to be stated therein or
necessary to make the statements
therein not misleading.
      f.	There are no material
legal, administrative or other
proceedings pending or threatened
against the New Trust or the
Acquiring Fund, which assert
liability on the part of the New Trust
or the Acquiring Fund.  Neither the
New Trust nor the Acquiring Fund
knows of any facts which might form
the basis for the institution of such
proceedings or is not a party to or
subject to the provisions of any
order, decree or judgment of any
court or governmental body which
materially and adversely affects its
business or its ability to consummate
the transactions herein contemplated.
      g.	The Acquiring Fund
has no known liabilities of a material
nature, contingent or otherwise.
      h.	The Acquiring Fund
has not commenced operations and
has not yet filed its first federal
income tax return.  At the
completion of its first taxable year,
the Acquiring Fund will file its
federal income tax return as a
"regulated investment company" and
until such time will take all steps
necessary to ensure that it qualifies
for taxation as a "regulated
investment company" under Sections
851 and 852 of the Code.
      i.	No consent, approval,
authorization or order of any court or
governmental authority is required
for the consummation by the
Acquiring Fund of the transactions
contemplated by this Agreement,
except such as may be required under
the 1933 Act, the Securities
Exchange Act of 1934, as amended
(the "1934 Act"), the 1940 Act and
state securities or "Blue Sky" laws
(which term as used herein shall
include the laws of the District of
Columbia and of Puerto Rico).
      j.	There are no material
contracts outstanding to which the
Acquiring Fund is a party, other than
as are or will be disclosed in the
Registration Statement or the
Acquired Fund Proxy Statement
(each as defined in Section 1(p)
herein) or the Acquiring Fund
Prospectus.
      k.	All of the issued and
outstanding shares of beneficial
interest of the Acquiring Fund have
been offered for sale and sold in
conformity with all applicable
federal and state securities laws
(including any applicable exemptions
therefrom), or the Acquiring Fund
has taken any action necessary to
remedy any prior failure to have
offered for sale and sold such shares
in conformity with such laws.
      l.	The Merger Shares
will be registered under the 1933 Act
with the Securities and Exchange
Commission upon effectiveness of
the Registration Statement (as
defined in Section 1(p) herein) and
the issuance, offering and sale of the
Merger Shares pursuant to this
Agreement will be in compliance
with all applicable federal and state
securities or "Blue Sky" laws.
      m.	The Merger Shares to
be issued to the Acquired Fund have
been duly authorized and, when
issued and delivered pursuant to this
Agreement, will be legally and
validly issued Class A shares of
beneficial interest in the Acquiring
Fund and will be fully paid and,
except as set forth in the Registration
Statement, nonassessable by the
Acquiring Fund, and no shareholder
of the Acquiring Fund will have any
preemptive right of subscription or
purchase in respect thereof.
      n.	All shares of the
Acquiring Fund that are issued and
outstanding have been, are, and at
the Exchange Date will be, duly and
validly issued and outstanding, fully
paid and, except as set forth in the
Registration Statement,
nonassessable by the Acquiring
Fund.  The Acquiring Fund does not
have outstanding any options,
warrants or other rights to subscribe
for or purchase any of the Acquiring
Fund shares, nor is there outstanding
any security convertible into any of
the Acquiring Fund shares.
      o.	The Acquiring Fund
has not yet commenced investment
operations.
      p.	The registration
statement on Form N-14 (the
"Registration Statement") filed with
the Securities and Exchange
Commission (the "Commission") by
the New Trust on behalf of the
Acquiring Fund, which registers the
Merger Shares issuable hereunder
and is also the proxy statement of the
Acquired Fund relating to the
meeting of the Acquired Fund's
shareholders referred to in Section 7
herein (together with the documents
incorporated therein by reference, the
"Acquired Fund Proxy Statement"),
on the effective date of the
Registration Statement (i) did
comply, does comply and will
comply at all relevant times in all
material respects with the provisions
of the 1933 Act, the 1934 Act and
the 1940 Act and the rules and
regulations thereunder and (ii) did
not, does not, and will not at any
relevant times contain any untrue
statement of a material fact or omit
to state a material fact required to be
stated therein or necessary to make
the statements therein not
misleading; and at the time of the
shareholders' meeting referred to in
Section 7 and on the Exchange Date,
the prospectus which is contained in
the Registration Statement, as
amended or supplemented by any
amendments or supplements filed
with the Commission by the New
Trust, and the Acquired Fund Proxy
Statement did not and will not
contain any untrue statement of a
material fact or omit to state a
material fact required to be stated
therein or necessary to make the
statements therein not misleading;
provided, however, that none of the
representations and warranties in this
subparagraph (p) shall apply to
statements in or omissions from the
Registration Statement or the
Acquired Fund Proxy Statement
made in reliance upon and in
conformity with information
furnished by the Acquired Fund for
use in the Registration Statement or
the Acquired Fund Proxy Statement.
      q.	The New Trust
satisfies the fund governance
standards defined in Rule 0-1(a)(7)
under the 1940 Act.
      2.	Representations, Warranties
and Agreements of the Acquired Fund.  The
Existing Trust, and not the individual
Trustees and officers thereof, on behalf of
the Acquired Fund, represents and warrants
to the best of its knowledge and agrees with
the New Trust, on behalf of the Acquiring
Fund that:
      a.	The Acquired Fund is
a series of shares of the Gateway
Trust, an Ohio business trust duly
established and validly existing
under the laws of the State of Ohio,
and has power to own all of its
properties and assets and to carry out
this Agreement.  The Existing Trust
is qualified as a foreign association
in every jurisdiction where required,
except to the extent that failure to so
qualify would not have a material
adverse effect on the Existing Trust
or the Acquired Fund.  Each of the
Existing Trust and the Acquired
Fund has all necessary federal, state
and local authorizations to own all of
its properties and assets and to carry
on its business as now being
conducted and to carry out this
Agreement.
      b.	The Existing Trust is
registered under the 1940 Act as an
open-end management investment
company, and such registration has
not been revoked or rescinded and is
in full force and effect.
      c.	A statement of assets
and liabilities, statement of
operations, statement of changes in
net assets and a schedule of
investments (indicating their market
values) of the Acquired Fund as of
and for the period ended December
31, 2006 and a statement of assets
and liabilities, statement of
operations, statement of changes in
net assets and a schedule of
investments for the six months ended
June 30, 2007 have been furnished to
the Acquiring Fund prior to the
Exchange Date.  Such statement of
assets and liabilities and schedule
fairly present the financial position
of the Acquired Fund as of such date
and said statements of operations and
changes in net assets fairly reflect the
results of its operations and changes
in net assets for the periods covered
thereby in conformity with generally
accepted accounting principles.
      d.	Since June 30, 2007
there has not been any material
adverse change in the Acquired
Fund's financial condition, assets,
liabilities or business (other than
changes occurring in the ordinary
course of business), or any
incurrence by the Acquired Fund of
indebtedness, except as disclosed in
writing to the Acquiring Fund.  For
the purposes of this subsection (d)
and of Section 9(a) of this
Agreement, distributions of net
investment income and net realized
capital gains, changes in portfolio
securities, changes in the market
value of portfolio securities or net
redemptions shall be deemed to be in
the ordinary course of business.
      e.	The Existing Trust is
not in violation in any material
respect of any provision of its
Agreement and Declaration of Trust
or By-Laws or of any agreement,
indenture, instrument, contract, lease
or other undertaking to which the
Existing Trust is a party or by which
the Acquired Fund is bound, and the
execution, delivery and performance
of this Agreement will not result in
any such violation.
      f.	The prospectus and
the statement of additional
information of the Acquired Fund,
each dated May 1, 2007 and each as
from time to time amended or
supplemented (collectively, the
"Acquired Fund Prospectus"),
previously furnished to the Acquiring
Fund (i) conform in all material
respects to the applicable
requirements of the 1933 Act and (ii)
did not contain as of such date and
do not contain, with respect to the
Existing Trust and the Acquired
Fund, any untrue statement of a
material fact or omit to state a
material fact required to be stated
therein or necessary to make the
statements therein not misleading.
      g.	The Acquired Fund's
investment operations from January
1, 2002 to the date hereof have been
in compliance in all material respects
with the investment policies and
investment restrictions set forth in
the Acquired Fund Prospectus.
      h.	At the Exchange
Date, the Existing Trust, on behalf of
the Acquired Fund, will have good
and marketable title to its assets to be
transferred to the Acquiring Fund
pursuant to this Agreement and will
have full right, power and authority
to sell, assign, transfer and deliver
the Investments (as defined below)
and all other assets and known and
unknown liabilities of the Acquired
Fund to be transferred to the
Acquiring Fund pursuant to this
Agreement.  At the Exchange Date,
subject only to the delivery of the
Investments and any such other
assets and liabilities and payment
therefor as contemplated by this
Agreement, the Acquiring Fund will
acquire good and marketable title
thereto and will acquire the
Investments and any such other
assets and liabilities subject to no
encumbrances, liens or security
interests whatsoever and without any
restrictions upon the transfer thereof,
except as previously disclosed in
writing to the Acquiring Fund.
      i.	There are no material
legal, administrative or other
proceedings pending or threatened
against the Existing Trust or the
Acquired Fund, which assert liability
on the part of the Existing Trust or
the Acquired Fund.  The Acquired
Fund knows of no facts which might
form the basis for the institution of
such proceedings and is not a party
to or subject to the provisions of any
order, decree or judgment of any
court or governmental body which
materially and adversely affects its
business or its ability to consummate
the transactions herein contemplated.
      j.	There are no material
contracts outstanding to which the
Acquired Fund is a party, other than
as are or will be disclosed in
Acquired Fund Prospectus, the
registration statement on Form N-1A
of the Acquired Fund or the
Acquired Fund Proxy Statement, or
have been disclosed or made
available to Natixis Asset
Management Advisors, L.P.
      k.	The Acquired Fund
has no known liabilities of a material
nature, contingent or otherwise, other
than those that are shown on the
Acquired Fund's statement of assets
and liabilities as of June 30, 2007
referred to above and those incurred
in the ordinary course of its business
as an investment company since such
date. Prior to the Exchange Date, the
Acquired Fund will quantify and
reflect on its balance sheet all of its
material known liabilities and will
advise the Acquiring Fund of all
material liabilities, contingent or
otherwise, incurred by it subsequent
to June 30, 2007 whether or not
incurred in the ordinary course of
business.
      l.	As of the Exchange
Date, the Acquired Fund will have
filed all required federal and other
tax returns and reports which, to the
knowledge of the Existing Trust's
officers, are required to have been
filed by the Acquired Fund by such
date and has paid or will pay all
federal and other taxes shown to be
due on said returns or on any
assessments received by the
Acquired Fund.  All tax liabilities of
the Acquired Fund have been
adequately provided for on its books,
and no tax deficiency or liability of
the Acquired Fund has been asserted,
and no question with respect thereto
has been raised or is under audit by
the Internal Revenue Service or by
any state, local or other tax authority
for taxes in excess of those already
paid.
      m.	The Existing Trust, on
behalf of the Acquired Fund, has
and, at the Exchange Date, will have,
full right, power and authority to sell,
assign, transfer and deliver the
Investments (as defined below) and
any other assets and liabilities of the
Acquired Fund to be transferred to
the Acquiring Fund pursuant to this
Agreement.  At the Exchange Date,
subject only to the delivery of the
Investments and any such other
assets and liabilities as contemplated
by this Agreement, the Acquiring
Fund will acquire the Investments
and any such other assets and
liabilities subject to no
encumbrances, liens or security
interests whatsoever and without any
restrictions upon the transfer thereof.
As used in this Agreement, the term
"Investments" shall mean the
Acquired Fund's investments shown
on the schedule of its investments as
of June 30, 2007 referred to in
Section 2(c) hereof, as modified by
such changes in the portfolio as the
Acquired Fund shall make in the
ordinary course of business since
such date, and changes resulting
from stock dividends, stock split-ups,
mergers and similar corporate
actions through the Exchange Date.
      n.	No registration under
the 1933 Act of any of the
Investments would be required if
they were, as of the time of such
transfer, the subject of a public
distribution by either of the
Acquiring Fund or the Acquired
Fund, except as previously disclosed
to the Acquiring Fund by the
Acquired Fund.
      o.	No consent, approval,
authorization or order of any court or
governmental authority is required
for the consummation by the
Acquired Fund of the transactions
contemplated by this Agreement,
except such as may be required under
the 1933 Act, 1934 Act, the 1940
Act or state securities or "Blue Sky"
laws.
      p.	The Acquired Fund
qualifies and will at all times through
the Exchange Date qualify for
taxation as a "regulated investment
company" under Subchapter M of
the Code.  The Acquired Fund has
satisfied or will satisfy the
diversification requirement under
Subchapter M of the Code at the end
of the fiscal quarters ending March
31, 2007, June 30, 2007, September
30, 2007, and December 31, 2007.
      q.	At the Exchange
Date, the Acquired Fund will have
sold such of its assets, if any, as are
necessary to assure that, after giving
effect to the acquisition of the assets
of the Acquired Fund pursuant to this
Agreement, the Acquiring Fund will
remain a "diversified company"
within the meaning of Section
5(b)(1) of the 1940 Act and in
compliance with all other investment
restrictions set forth in the Acquired
Fund Prospectus, as amended
through the Exchange Date.
      r.	All of the issued and
outstanding shares of beneficial
interest of the Acquired Fund have
been offered for sale and sold in
conformity with all applicable
federal and state securities laws
(including any applicable exemptions
therefrom), or the Acquired Fund has
taken any action necessary to remedy
any prior failure to have offered for
sale and sold such shares in
conformity with such laws.
      s.	All issued and
outstanding shares of beneficial
interest of the Acquired Fund are,
and at the Exchange Date will be,
duly and validly issued and
outstanding, fully paid and non-
assessable by the Acquired Fund.
The Acquired Fund does not have
outstanding any options, warrants or
other rights to subscribe for or
purchase any of the Acquired Fund
shares, nor is there outstanding any
security convertible into any of the
Acquired Fund shares.
      t.	The Acquired Fund
Proxy Statement, on the date of its
filing (i) complied in all material
respects with the provisions of the
1933 Act, the 1934 Act and the 1940
Act and the rules and regulations
thereunder and (ii) did not contain
any untrue statement of a material
fact or omit to state a material fact
required to be stated therein or
necessary to make the statements
therein not misleading; and at the
time of the shareholders' meeting
referred to in Section 7 and on the
Exchange Date, the Acquired Fund
Proxy Statement did not and will not
contain any untrue statement of a
material fact or omit to state a
material fact required to be stated
therein or necessary to make the
statements therein not misleading;
provided, however, that none of the
representations and warranties in this
subsection shall apply to statements
in or omissions from the Acquired
Fund Proxy Statement made in
reliance upon and in conformity with
information furnished by the
Acquiring Fund for use in the
Acquired Fund Proxy Statement.
      u.	The Existing Trust
has no material contracts or other
commitments (other than this
Agreement, such other contracts as
may be entered into in the ordinary
course of its business and such other
contracts as have been previously
disclosed or made available to
Natixis Asset Management Advisors,
L.P.) which if terminated may result
in material liability to the Acquired
Fund (or to the Acquiring Fund as a
result of the transactions
contemplated by this Agreement) or
under which (whether or not
terminated) any material payments
for periods subsequent to the
Exchange Date will be due from the
Acquired Fund (or from the
Acquiring Fund as a result of the
transactions contemplated by this
Agreement).
      v.	The information
provided by the Acquired Fund for
use in the Registration Statement and
Proxy Statement was accurate and
complete in all material respects
when supplied and complied with
federal securities and other laws and
regulations applicable thereto in all
material respects, and has remained
accurate and complete and in such
compliance through the date hereof.
      w.	Gateway Investment
Advisers, L.P. does not have any
right under any current fee waiver,
expense reimbursement or similar
arrangement with the Acquired Fund
to recoup any waived or reimbursed
fees or expenses.
      x.	The Existing Trust
satisfies the fund governance
standards defined in Rule 0-1(a)(7)
under the 1940 Act.
      3.	Reorganization.
      a.	Subject to the
requisite approval of the
shareholders of the Acquired Fund
and to the other terms and conditions
contained herein, the Acquired Fund
agrees to sell, assign, convey,
transfer and deliver to the Acquiring
Fund, and the Acquiring Fund agrees
to acquire from the Acquired Fund,
on the Exchange Date all of the
Investments and all of the cash and
other properties and assets of the
Acquired Fund, whether accrued or
contingent, in exchange for that
number of shares of beneficial
interest of the Acquiring Fund
provided for in Section 4 and the
assumption by the Acquiring Fund of
all of the liabilities of the Acquired
Fund, whether accrued or contingent,
existing at the Valuation Time.  The
Acquired Fund will, as soon as
practicable after the Exchange Date,
distribute in complete liquidation all
of the Merger Shares received by it
to the shareholders of the Acquired
Fund in exchange for their shares of
the Acquired Fund.
      b.	The Existing Trust, on
behalf of the Acquired Fund, will
pay or cause to be paid to the
Acquiring Fund any interest, cash or
such dividends, rights and other
payments received for the account of
the Acquired Fund on or after the
Exchange Date with respect to the
Investments and other properties and
assets of the Acquired Fund, whether
accrued or contingent, received on or
after the Exchange Date.  Any such
distribution shall be deemed included
in the assets transferred to the
Acquiring Fund at the Exchange
Date and shall not be separately
valued unless the securities in respect
of which such distribution is made
shall have gone "ex" such
distribution prior to the Valuation
Time, in which case any such
distribution which remains unpaid at
the Exchange Date shall be included
in the determination of the value of
the assets of the Acquired Fund
acquired by the Acquiring Fund.
      c.	The Valuation Time
shall be 4:00 p.m. Eastern time on
the Exchange Date or such other
time as may be mutually agreed upon
in writing by the parties hereto (the
"Valuation Time").
      d.	In the event that
immediately prior to the Valuation
Time (a) the New York Stock
Exchange shall be closed to trading
or trading thereon shall be restricted,
or (b) trading or the reporting of
trading on said Exchange or
elsewhere shall be disrupted so that
accurate appraisal of the net asset
value of the Acquired Fund or the
Acquiring Fund is impracticable, the
Exchange Date shall be postponed
until the first business day after the
day when trading shall have been
fully resumed and reporting shall
have been restored or such other date
as may be agreed upon by the New
Trust and Existing Trust; provided
that if trading shall not be fully
resumed and reporting restored
within seven business days after the
Exchange Date, this Agreement may
be terminated by Acquiring Fund or
the Acquired Fund upon the giving
of written notice to the other party.
      4.	Exchange Date; Valuation
Time.  On the Exchange Date, the Acquiring
Fund will deliver to the Acquired Fund a
number of full and fractional Merger Shares
having an aggregate net asset value equal to
the value of the assets of the Acquired Fund
on such date less the value of the liabilities
of the Acquired Fund assumed by the
Acquiring Fund on that date, determined as
hereinafter provided in this Section 4.
      a.	The net asset value of
the Merger Shares to be delivered to
the Acquired Fund, the value of the
assets of the Acquired Fund, and the
value of the liabilities of the
Acquired Fund to be assumed by the
Acquiring Fund, shall in each case be
determined as of the Valuation Time.
      b.	The net asset value of
the Merger Shares shall be computed
in the manner set forth in the
Acquiring Fund Prospectus.  The
value of the assets and liabilities of
the Acquired Fund shall be
determined by the Acquiring Fund,
in cooperation with the Acquired
Fund, pursuant to procedures which
the Acquiring Fund would use in
determining the fair market value of
the Acquiring Fund's assets and
liabilities.  Each of the Existing
Trust, on behalf of the Acquired
Fund, and the New Trust, on behalf
of the Acquiring Fund, hereby agrees
to cooperate with the other party in
valuing the securities held by the
Acquired Fund and agrees to take
reasonable steps to ensure that the
valuation procedures used by the
Acquired Fund and the Acquiring
Fund as of the Valuation Time are
substantially identical.
      c.	No adjustment shall
be made in the net asset value of
either the Acquired Fund or the
Acquiring Fund to take into account
differences in realized and unrealized
gains and losses.
      d.	The Acquiring Fund
shall issue the Merger Shares to the
Acquired Fund.  The Acquired Fund
shall promptly distribute the Merger
Shares to the shareholders of the
Acquired Fund by establishing open
accounts for each Acquired Fund
shareholder on the transfer records of
the Acquiring Fund.  The Acquiring
Fund and the Acquired Fund agree to
cooperate in the establishment of
such open accounts.  Certificates
representing Merger Shares will not
be issued to Acquired Fund
shareholders.  Any certificates
representing shares of the Acquired
Fund shall automatically be
cancelled and each holder of a
certificate representing shares of the
Acquired Fund shall cease to have
any rights with respect thereto,
except the right to receive Merger
Shares as provided herein.
      e.	On the Exchange
Date, the Acquiring Fund shall
assume all liabilities of the Acquired
Fund, whether accrued or contingent,
known or unknown, in connection
with the acquisition of assets and
subsequent liquidation and
dissolution of the Acquired Fund or
otherwise.
      5.	Expenses, Fees, etc.
      a.	Except as otherwise
provided in this Section 5, IXIS
Anchor Acquisition, LLC (to be
renamed Gateway Investment
Advisers, LLC as of 4:01 p.m. on
February 15, 2008), by
countersigning this Agreement,
agrees that it will bear any and all
costs and expenses of the transaction
incurred by the Acquiring Fund and
the Acquired Fund including the
costs and expenses of the dissolution
of the Acquired Fund, including
without limitation the costs and
expenses of any state or federal
filings to terminate the existence of
the Existing Trust and deregister the
Existing Trust as an investment
company; provided, however, that
the Acquiring Fund and the Acquired
Fund will each pay any brokerage
commissions, dealer mark-ups and
similar expenses ("Portfolio
Expenses") that it may incur in
connection with the purchases or sale
of portfolio securities; and provided
further that, IXIS Anchor
Acquisition, LLC or its affiliates will
pay or reimburse the Acquiring Fund
for all governmental fees required in
connection with the registration or
qualification of the Merger Shares
issued in connection with the
reorganization described in this
Agreement.
      b.	In the event the
transactions contemplated by this
Agreement are not consummated,
then IXIS Anchor Acquisition, LLC
agrees that it shall bear all of the
costs and expenses (other than
Portfolio Expenses) incurred by both
the Acquiring Fund and the Acquired
Fund in connection with such
transactions.
      c.	Notwithstanding any
other provisions of this Agreement,
if for any reason the transactions
contemplated by this Agreement are
not consummated, neither the
Acquiring Fund nor the Acquired
Fund shall be liable to the other for
any damages resulting therefrom,
including, without limitation,
consequential damages, except as
specifically set forth above.
      d.	Notwithstanding any
of the foregoing, costs and expenses
will in any event be paid by the party
directly incurring them if and to the
extent that the payment by another
party of such costs and expenses
would result in the disqualification
of such party as a "regulated
investment company" within the
meaning of Subchapter M of the
Code.
      6.	Exchange Date.  Delivery of
the assets of the Acquired Fund to be
transferred, assumption of the liabilities of
the Acquired Fund to be assumed, and
delivery of the Merger Shares to be issued
shall be made at the offices of Natixis Asset
Management Advisors, L.P., 399 Boylston
Street, Boston, MA 02116, as of the close of
business on February 15, 2008, or at such
other time and date agreed to by the
Acquiring Fund and the Acquired Fund, the
date and time upon which such delivery is to
take place being referred to herein as the
"Exchange Date."
      7.	Meeting of Shareholders;
Dissolution.
      a.	The Existing Trust, on
behalf of the Acquired Fund, shall
call a meeting of the Acquired
Fund's shareholders to take place
after the effective date of the
Registration Statement for the
purpose of considering the approval
of this Agreement.
      b.	The Acquired Fund
agrees that the liquidation and
dissolution of the Acquired Fund
will be effected in the manner
provided in the Agreement and
Declaration of Trust of the Existing
Trust in accordance with applicable
law and that, after the Exchange
Date, the Acquired Fund shall not
conduct any business except in
connection with its liquidation and
dissolution.
      c.	The Acquiring Fund
shall have filed the Registration
Statement with the Commission.
Each of the Acquired Fund and the
Acquiring Fund shall cooperate with
the other, and each will furnish to the
other the information relating to
itself required by the 1933 Act, the
1934 Act and the 1940 Act and the
rules and regulations thereunder to
be set forth in the Registration
Statement.
      8.	Conditions to the Acquiring
Fund's Obligations.  The obligations of the
Acquiring Fund hereunder shall be subject
to the following conditions:
      a.	That the Acquired
Fund shall have furnished to the
Acquiring Fund a statement of the
Acquired Fund's assets and
liabilities, with values determined as
provided in Section 4 of this
Agreement, together with a list of
Investments with their respective tax
costs, all as of the Valuation Time,
certified on the Acquired Fund's
behalf by the President (or any Vice
President) and Treasurer (or any
Assistant Treasurer) of the Existing
Trust, and a certificate of both such
officers, dated the Exchange Date,
that there has been no material
adverse change in the financial
position of the Acquired Fund since
June 30, 2007, other than changes in
the Investments and other assets and
properties since that date or changes
in the market value of the
Investments and other assets of the
Acquired Fund, or changes due to
dividends paid, and a certificate of
both such officers representing and
warranting that there are no known
liabilities, contingent or otherwise, of
the Acquired Fund required to be
reflected on a balance sheet
(including notes thereto) in
accordance with generally accepted
accounting principles as of June 30,
2007 or in the Acquired Fund's
statement of assets and liabilities as
of the Valuation Time that are not so
reflected.
      b.	That the Acquired
Fund shall have furnished to the
Acquiring Fund a statement, dated
the Exchange Date, signed by the
President (or any Vice President) and
Treasurer (or any Assistant
Treasurer) of the Existing Trust
certifying that as of the Exchange
Date all representations and
warranties of the Acquired Fund
made in this Agreement are true and
correct in all material respects as if
made at and as of such date and each
of the Existing Trust and the
Acquired Fund has complied with all
the agreements and satisfied all the
conditions on its part to be
performed or satisfied at or prior to
such date.
      c.	That there shall not be
any material litigation pending with
respect to the matters contemplated
by this Agreement.
      d.	That the Acquiring
Fund shall have received an opinion
of Thompson Hine LLP, counsel to
the Acquired Fund, dated the
Exchange Date, to the effect that
(i) the Existing Trust is an Ohio
business trust duly formed and
validly existing under the laws of the
State of Ohio, and the Acquired Fund
is a separate series thereof duly
constituted in accordance with the
applicable provisions of the
Agreement and Declaration of Trust
and By-Laws of the Existing Trust;
(ii) this Agreement has been duly
authorized, executed and delivered
by the Existing Trust on behalf of the
Acquired Fund and, assuming that
the Registration Statement, the
Acquired Fund Prospectus and the
Acquired Fund Proxy Statement
comply with the 1933 Act, the 1934
Act and the 1940 Act and assuming
due authorization, execution and
delivery of this Agreement by the
New Trust on behalf of the
Acquiring Fund, is a valid and
binding obligation of the Existing
Trust enforceable against the
Acquired Fund in accordance with its
terms, except as may be limited by
bankruptcy, insolvency, fraudulent
transfer, reorganization, moratorium
or other similar laws of general
applicability relating to or affecting
creditors' rights generally and other
equitable principles; (iii) the Existing
Trust, on behalf of the Acquired
Fund, has power to sell, assign,
convey, transfer and deliver the
assets contemplated hereby; (iv) the
execution and delivery of this
Agreement did not, and the
consummation of the transactions
contemplated hereby will not, to the
knowledge of such counsel, violate
the Agreement and Declaration of
Trust or By-Laws of the Existing
Trust, or, to the knowledge of such
counsel without having made any
investigation, any provision of any
material agreement known to such
counsel to which the Existing Trust
or the Acquired Fund is a party or by
which it is bound or, to the
knowledge of such counsel without
having made any investigation, result
in the acceleration of any obligation
or the imposition of any penalty
under any agreement, judgment or
decree to which the Existing Trust or
the Acquired Fund is party or by
which either of them is bound; (v) to
the knowledge of such counsel
without having made any
investigation, no consent, approval,
authorization or order of any court or
governmental authority is required
for the consummation by the Trust
on behalf of the Acquired Fund of
the transactions contemplated
hereby, except such as have been
obtained under the 1933 Act, the
1934 Act and the 1940 Act and such
as may be required under state
securities or "Blue Sky" laws;
(vi) the Existing Trust is registered
with the Commission as an
investment company under the 1940
Act and the Acquired Fund is duly
constituted as a series thereof and, to
the knowledge of such counsel, such
registration is in full force and effect;
and (vii) to the knowledge of such
counsel, without having made any
investigation, no litigation or
administrative proceeding or
investigation of or before any court
or governmental body is presently
pending or threatened as to the
Existing Trust or the Acquired Fund
or any of their properties or assets
that challenges or seeks to prohibit,
restrain or enjoin the transactions
contemplated by this Agreement.
Such opinion may state that such
counsel does not express any opinion
or belief as to the financial
statements or other financial data, or
as to the information relating to the
Acquiring Fund, contained in the
Acquired Fund Proxy Statement or
the Registration Statement, and that
such opinion is solely for the benefit
of the Acquiring Fund, its Trustees
and its officers.  In connection with
the foregoing, it is understood that
counsel may rely upon the
representations contained in this
Agreement as well as certificates of
an officer of the Existing Trust.
      e.	That the Acquiring
Fund shall have received an opinion
of Ropes & Gray LLP, counsel to the
Acquiring Fund, dated the Exchange
Date (which opinion would be based
upon certain factual representations
and subject to certain qualifications),
to the effect that, on the basis of the
existing provisions of the Code,
current administrative rules and court
decisions, for federal income tax
purposes:  (i) the transactions
contemplated by this Agreement will
constitute a reorganization within the
meaning of Section 368(a) of the
Code, and the Acquiring Fund and
the Acquired Fund will each be "a
party to the reorganization" within
the meaning of Section 368(b) of the
Code; (ii) under Section 1032 of the
Code, no gain or loss will be
recognized by the Acquiring Fund
upon receipt of the Investments
transferred to the Acquiring Fund
pursuant to this Agreement in
exchange for the Merger Shares and
the assumption by the Acquiring
Fund of the liabilities of the
Acquired Fund as contemplated in
Section 3 hereof; (iii) under Section
362(b) of the Code, the basis to the
Acquiring Fund of the Investments
will be the same as the basis of the
Investments in the hands of the
Acquired Fund immediately prior to
such exchange; (iv) under Section
1223(2) of the Code, the Acquiring
Fund's holding periods with respect
to the Investments will include the
respective periods for which the
Investments were held by the
Acquired Fund; (v) the Acquiring
Fund will succeed to and take into
account the items of the Acquired
Fund described in Section 381(c) of
the Code, subject to the conditions
and limitations specified in Sections
381, 382, 383 and 384 of the Code
and the regulations thereunder; and
(vi) such other matters as the
Acquiring Fund may deem necessary
or desirable.
      f.	That the assets of the
Acquired Fund to be acquired by the
Acquiring Fund will include no
assets which the Acquiring Fund, by
reason of limitations in the New
Trust Declaration of Trust and By-
Laws or of investment restrictions
disclosed in the Acquiring Fund
Prospectus or the Registration
Statement as in effect on the
Exchange Date, may not properly
acquire.
      g.	That the Existing
Trust shall have received from the
Commission and any relevant state
securities administrators such order
or orders, if any, as are reasonably
necessary or desirable under the
1933 Act, the 1934 Act, the 1940
Act and any applicable state
securities or "Blue Sky" laws in
connection with the transactions
contemplated hereby, and that all
such orders shall be in full force and
effect.
      h.	That all actions taken
by the Existing Trust on behalf of the
Acquired Fund in connection with
the transactions contemplated by this
Agreement and all documents
incidental thereto shall be
satisfactory in form and substance to
the Acquiring Fund and Ropes &
Gray LLP.
      i.	That the Acquired
Fund shall have furnished to the
Acquiring Fund a certificate, signed
by the President (or any Vice
President) and the Treasurer (or any
Assistant Treasurer) of the Existing
Trust, as to the tax cost to the
Acquired Fund of the Investments
delivered to the Acquiring Fund
pursuant to this Agreement, together
with any such other evidence as to
such tax cost as the Acquiring Fund
may reasonably request.
      j.	That the Acquired
Fund's custodian shall have
delivered to the Acquiring Fund a
certificate identifying all of the assets
of the Acquired Fund held or
maintained by such custodian as of
the Valuation Time.
      k.	That the Acquired
Fund's transfer agent shall have
provided to the Acquiring Fund (i)
the originals or true copies of all of
the records of the Existing Trust
attributable to the Acquired Fund in
the possession of such transfer agent
as of the Exchange Date, (ii) a
certificate setting forth the number of
shares of the Acquired Fund
outstanding as of the Valuation
Time, and (iii) the name and address
of each holder of record of any
shares of the Acquired Fund and the
number of shares held of record by
each such shareholder.
      l.	That all of the issued
and outstanding shares of beneficial
interest of the Acquired Fund shall
have been offered for sale and sold in
conformity with all applicable state
securities or "Blue Sky" laws
(including any applicable exemptions
therefrom) and, to the extent that any
examination of the records of the
Acquired Fund or its transfer agent
by the Acquiring Fund or its agents
shall have revealed otherwise, the
Acquired Fund shall have taken all
actions that in the opinion of the
Acquiring Fund or Ropes &
Gray LLP are necessary to remedy
any prior failure on the part of the
Acquired Fund to have offered for
sale and sold such shares in
conformity with such laws.
      m.	That this Agreement
shall have been adopted and the
transactions contemplated hereby
shall have been approved by the
requisite votes of the holders of the
outstanding shares of beneficial
interest of the Acquired Fund entitled
to vote.
      n.	The Acquired Fund
shall have timely filed all required
federal and state income tax returns
for the tax year ended December 31,
2006.
      o.	That the Registration
Statement shall have become
effective under the 1933 Act, and no
stop order suspending such
effectiveness shall have been
instituted or, to the knowledge of the
New Trust or the Acquiring Fund,
threatened by the Commission.
      9.	Conditions to the Acquired
Fund's Obligations.  The obligations of the
Acquired Fund hereunder shall be subject to
the following conditions:
      a.	That the Acquiring
Fund shall have furnished to the
Acquired Fund a statement of the
Acquiring Fund's net assets, together
with a list of portfolio holdings with
values determined as provided in
Section 4, all as of the Valuation
Time, certified on the Acquiring
Fund's behalf by the President (or
any Vice President) and Treasurer (or
any Assistant Treasurer) of the New
Trust, and a certificate of both such
officers, dated the Exchange Date, to
the effect that as of the Valuation
Time and as of the Exchange Date
there has been no material adverse
change in the financial position of
the Acquiring Fund since the date
hereof.
      b.	That the New Trust,
on behalf of the Acquiring Fund,
shall have executed and delivered to
the Acquired Fund a document dated
as of the Exchange Date, pursuant to
which the Acquiring Fund will, in
connection with the transactions
contemplated by this Agreement,
assume all of the known and
unknown liabilities of the Acquired
Fund existing as of the Valuation
Time.
      c.	That the Acquiring
Fund shall have furnished to the
Acquired Fund a statement, dated the
Exchange Date, signed by the
President (or any Vice President) and
Treasurer (or any Assistant
Treasurer) of the New Trust
certifying that as of the Exchange
Date all representations and
warranties of the Acquiring Fund
made in this Agreement are true and
correct in all material respects as if
made at and as of such date, and that
each of the New Trust and the
Acquiring Fund has complied with
all of the agreements and satisfied all
of the conditions on its part to be
performed or satisfied at or prior to
such date.
      d.	That there shall not be
any material litigation pending or
threatened with respect to the matters
contemplated by this Agreement.
      e.	That the Acquired
Fund shall have received an opinion
of Ropes & Gray LLP, counsel to the
Acquiring Fund, dated the Exchange
Date, to the effect that (i) the New
Trust is an unincorporated voluntary
association with transferable shares
duly formed and validly existing
under the laws of the
Commonwealth of Massachusetts
(commonly known as a
Massachusetts business trust), and
the Acquiring Fund is a separate
series thereof duly constituted in
accordance with the applicable
provisions of the 1940 Act and the
Agreement and Declaration of Trust
and By-Laws of the New Trust;
(ii) this Agreement has been duly
authorized, executed and delivered
by the New Trust on behalf of the
Acquiring Fund and, assuming that
the Acquiring Fund Prospectus, the
Registration Statement and the
Acquired Fund Proxy Statement
comply with the 1933 Act, the 1934
Act and the 1940 Act and assuming
due authorization, execution and
delivery of this Agreement by the
Existing Trust on behalf of the
Acquired Fund, is a valid and
binding obligation of the New Trust,
enforceable against the Acquiring
Fund in accordance with its terms,
except as the same may be limited by
bankruptcy, insolvency, fraudulent
transfer, reorganization, moratorium
or other similar laws of general
applicability relating to or affecting
creditors' rights generally and other
equitable principles; (iii) the Merger
Shares to be delivered to the
Acquired Fund as provided for by
this Agreement are duly authorized
and upon such delivery will be
validly issued and will be fully paid
and, except as set forth below,
nonassessable by New Trust and the
Acquiring Fund and no shareholder
of the Acquiring Fund has any
preemptive right to subscription or
purchase in respect thereof; (iv) the
Registration Statement and all post-
effective amendments filed with the
Commission on or before the
Closing Date, if any, has become
effective under the 1933 Act, and
based upon oral inquiries to the
Commission staff on such date, no
stop order suspending the
effectiveness of the Registration
Statement has been issued and no
proceeding for any such purpose is
pending or threatened by the
Commission; (v) the execution and
delivery of this Agreement did not,
and the consummation of the
transactions contemplated hereby
will not, to the knowledge of such
counsel, violate the Agreement and
Declaration of Trust or By-Laws of
the New Trust, or, to the knowledge
of such counsel without having made
any investigation, any provision of
any material agreement known to
such counsel to which the New Trust
or the Acquiring Fund is a party or
by which it is bound or, to the
knowledge of such counsel without
having made any investigation, result
in the acceleration of any obligation
or the imposition of any penalty
under any agreement, judgment or
decree to which the New Trust or the
Acquiring Fund is party or by which
either of them is bound, it being
understood that with respect to
investment restrictions as contained
in the Agreement and Declaration of
Trust, By-Laws or then-current
prospectuses or statement of
additional information of the New
Trust, such counsel may rely upon a
certificate of an officer of the New
Trust; (vi) to the knowledge of such
counsel without having made any
investigation, no consent, approval,
authorization or order of any court or
governmental authority is required
for the consummation by the New
Trust on behalf of the Acquiring
Fund of the transactions
contemplated herein, except such as
have been obtained under the 1933
Act, the 1934 Act and the 1940 Act
and such as may be required under
state securities or "Blue Sky" laws;
(vii) the New Trust is registered with
the Commission as an investment
company under the 1940 Act and, to
the knowledge of such counsel, the
Commission has not issued to the
Acquiring Fund notice of any hearing
or other proceeding to consider
suspension or revocation of such
registration; and (viii) to the
knowledge of such counsel, without
having made any investigation, no
litigation or administrative
proceeding or investigation of or
before any court or governmental
body is presently pending or
threatened as to the New Trust or the
Acquiring Fund or any of their
properties or assets that challenges or
seeks to prohibit, restrain or enjoin
the transactions contemplated by this
Agreement.  Such opinion may also
state that such counsel does not
express any opinion or belief as to
the financial statements or other
financial data, or as to the
information relating to the Acquired
Fund, contained in the Acquired
Fund Proxy Statement or the
Registration Statement, and that such
opinion is solely for the benefit of
the Acquired Fund, its Trustees and
its officers.  In connection with the
foregoing, it is understood that
counsel may rely upon the
representations contained in this
Agreement as well as certificates of
an officer of the New Trust,
including certificates with respect to
investment restrictions contained in
the New Trust's Declaration of Trust
or By-Laws or then-current
prospectus or statement of additional
information.
      Such opinion may also
include a statement to the following
effect: The Acquiring Trust is an
entity of the type commonly known
as a "Massachusetts business trust."
Under Massachusetts law,
shareholders could, under certain
circumstances, be held personally
liable for the obligations of the
Acquiring Trust.  However, the
Agreement and Declaration of Trust
of the Acquiring Trust disclaims
shareholder liability for acts or
obligations of the Acquiring Trust
and requires that a notice of such
disclaimer be given in each note,
bond, contract, instrument,
certificate or undertaking made or
issued by or on behalf of the
Acquiring Trust's trustees, officers or
otherwise.  The Agreement and
Declaration of Trust of the
Acquiring trust provides that in case
any shareholder or former
shareholder shall be held to be
personally liable solely by reason of
his or her being or having been a
shareholder of the Acquiring Trust
or of a particular series or class and
not because of his or her acts or
omissions or for some other reason,
the shareholder or former
shareholder (or his or her heirs,
executors, administrators or other
legal representatives or, in the case
of a corporation or other entity, its
corporate or other general successor)
shall be entitled out of the assets of
the series (or attributable to the
class) of which he or she is or was a
shareholder to be held harmless from
and indemnified against all loss and
expense arising from such liability.
Thus, the risk of a shareholder's
incurring financial loss on account of
shareholder liability is limited to
circumstances in which the particular
series of which he or she is or was a
shareholder would be unable to meet
its obligations.
      f.	That the Acquired
Fund shall have received an opinion
of Ropes & Gray LLP, dated the
Exchange Date (which opinion
would be based upon certain factual
representations and subject to certain
qualifications), in form satisfactory
to the Acquired Fund to the effect
that, on the basis of the existing
provisions of the Code, current
administrative rules and court
decisions, for federal income tax
purposes:  (i) the transactions
contemplated by this Agreement will
constitute a reorganization within the
meaning of Section 368(a) of the
Code, and the Acquiring Fund and
the Acquired Fund will each be "a
party to the reorganization" within
the meaning of Section 368(b) of the
Code; (ii) under Section 361 of the
Code, no gain or loss will be
recognized by the Acquired Fund (x)
upon the transfer of its assets to the
Acquiring Fund in exchange for the
Merger Shares and the assumption
by the Acquiring Fund of the
liabilities of the Acquired Fund as
contemplated in Section 3 hereof or
(y) upon the distribution of the
Merger Shares to the shareholders of
the Acquired Fund as contemplated
in Section 3 hereof; (iii) under
Section 354 of the Code, no gain or
loss will be recognized by
shareholders of the Acquired Fund
on the distribution of Merger Shares
to them in exchange for their shares
of the Acquired Fund; (iv) under
Section 358 of the Code, the
aggregate tax basis of the Merger
Shares that the Acquired Fund's
shareholders receive in place of their
Acquired Fund shares will be the
same as the aggregate tax basis of the
Acquired Fund shares surrendered in
exchange therefor; and (v) under
Section 1223(1) of the Code, an
Acquired Fund's shareholder's
holding period for the Merger Shares
received pursuant to the Agreement
will be determined by including the
holding period for the Acquired Fund
shares exchanged for the Merger
Shares, provided that the shareholder
held the Acquired Fund shares as a
capital asset.
      g.	That all actions taken
by the New Trust on behalf of the
Acquiring Fund in connection with
the transactions contemplated by this
Agreement and all documents
incidental thereto shall be
satisfactory in form and substance to
the Acquired Fund and Thompson
Hine LLP.
      h.	That the New Trust
shall have received from the
Commission and any relevant state
securities administrator such order or
orders as are reasonably necessary or
desirable under the 1933 Act, the
1934 Act, the 1940 Act and any
applicable state securities or "Blue
Sky" laws in connection with the
transactions contemplated hereby,
and that all such orders shall be in
full force and effect.
      i.	That this Agreement
shall have been adopted and the
transactions contemplated hereby
shall have been approved by the
requisite votes of the holders of the
outstanding shares of beneficial
interest of the Acquired Fund entitled
to vote.
      j.	That the Registration
Statement on Form N-1A of the New
Trust, with respect to the Acquiring
Fund, shall have become effective
under the 1933 Act, and no stop
order suspending such effectiveness
shall have been instituted or, to the
knowledge of the New Trust or the
Acquiring Fund, threatened by the
Commission.
      k.	That the New Trust
shall have included in its Declaration
of Trust or By-Laws provisions that
indemnify, solely out of assets of the
Acquiring Fund and no other assets,
the trustees and officers of the
Existing Trust on the Exchange Date,
and all prior trustees and officers of
the Existing Trust, against claims
that may be made against such
trustees and officers of the Existing
Trust in their capacity as such
trustees or officers, with such
provisions to be substantially similar
in form and substance to the
provisions under which the trustees
and officers of the New Trust are
indemnified.
      l.	 That there shall have
been (i) obtained on behalf of the
Acquiring Fund "tail" liability
insurance with the aggregate
coverage amount of $10,000,000 and
a retention amount of $150,000 per
claim ($0 for the trustees) covering
claims that may be made against the
trustees and the officers of the
Existing Trust in their capacity as
such trustees or officers for a period
of six years following the Exchange
Date and (ii) obtained on behalf of
the Acquiring Fund "tail" liability
insurance with an aggregate coverage
amount of $5,000,000 covering
claims that may be made against the
independent trustees of the Existing
Trust in their capacity as such
independent trustees for a period of
six years following the Exchange
Date.  By countersigning this
Agreement, IXIS Anchor
Acquisition, LLC (to be renamed
Gateway Investment Advisers, LLC
as of 4:01 p.m. on February 15,
2008) agrees that it, and not the New
Trust, will pay or cause to be paid
the premiums incurred in connection
with the "tail" insurance referred to
in clauses (i) and (ii) above.
      10.	Existing Trust Trustee and
Officer Indemnification and Insurance.  The
New Trust agrees to (i) take such steps as
are necessary to ensure that the provisions in
its Declaration and Trust and By-Laws
referred to in clause (i) of Section 9(k)
hereof remain in full force and effect, to the
maximum extent permitted by applicable
law, and (ii) for a period of six years after
the Exchange Date, maintain the "tail"
insurance referred to in clause (ii) of Section
9(l) hereof.
      11.	Certain Tax Returns.  The
Existing Trust and the New Trust hereby
agree that the federal tax returns for the tax
year ended December 31, 2008, consistent
with a reorganization pursuant to Section
368(a)(1)(F) of the Code, will be a single
return based on the operations of the
Acquired Fund from January 1, 2008
through the Exchange Date and the
operations of the Acquiring Fund from the
Exchange Date through December 31, 2008.
      12.	Indemnification.
      a. 	The Acquired Fund
shall indemnify and hold harmless,
out of the assets of the Acquired
Fund but no other assets, the New
Trust and the Trustees and officers
of the New Trust (for purposes of
this Section 12(a), the "New Trust
Indemnified Parties") against any
and all expenses, losses, claims,
damages and liabilities at any time
imposed upon or reasonably incurred
by any one or more of the New Trust
Indemnified Parties in connection
with, arising out of or resulting from
any claim, action, suit or proceeding
in which any one or more of the New
Trust Indemnified Parties may be
involved or with which any one or
more of the New Trust Indemnified
Parties may be threatened by reason
of any breach of any representation
or warranty of the Acquired Fund
contained in this Agreement or
untrue statement or alleged untrue
statement of a material fact
contained in the Acquired Fund
Prospectus, or, to the extent based on
or derived from the Acquired Fund
Prospectus or other documents
provided by the Acquired Fund,
contained in the Registration
Statement or the Acquired Fund
Proxy Statement or any amendment
or supplement to any of the
foregoing, or arising out of or based
upon the omission or alleged
omission to state in any of the
foregoing a material fact relating to
the Existing Trust or the Acquired
Fund required to be stated therein or
necessary to make the statements
relating to the Existing Trust or the
Acquired Fund therein not
misleading, including, without
limitation, any amounts paid by any
one or more of the New Trust
Indemnified Parties in a reasonable
compromise or settlement of any
such claim, action, suit or
proceeding, or threatened claim,
action, suit or proceeding made with
the consent of the Existing Trust or
the Acquired Fund.  The New Trust
Indemnified Parties will notify the
Existing Trust and the Acquired
Fund in writing within ten days after
the receipt by any one or more of the
New Trust Indemnified Parties of
any notice of legal process or any
suit brought against or claim made
against such New Trust Indemnified
Party as to any matters covered by
this Section 12(a).  The Acquired
Fund shall be entitled to participate
at its own expense in the defense of
any claim, action, suit or proceeding
covered by this Section 12(a), or, if
it so elects, to assume at its expense
by counsel satisfactory to the New
Trust Indemnified Parties the
defense of any such claim, action,
suit or proceeding, and if the
Acquired Fund elects to assume such
defense, the New Trust Indemnified
Parties shall be entitled to participate
in the defense of any such claim,
action, suit or proceeding at their
expense.  The Acquired Fund's
obligation under this Section 12(a) to
indemnify and hold harmless the
New Trust Indemnified Parties shall
constitute a guarantee of payment so
that the Acquired Fund will pay in
the first instance any expenses,
losses, claims, damages and
liabilities required to be paid by it
under this Section 12(a) without the
necessity of the New Trust
Indemnified Parties' first paying the
same.
      b.	The Acquiring Fund
shall indemnify and hold harmless,
out of the assets of the Acquiring
Fund but no other assets, the
Existing Trust and the Trustees and
officers of the Existing Trust (for
purposes of this Section 12(b), the
"Existing Trust Indemnified
Parties") against any and all
expenses, losses, claims, damages
and liabilities at any time imposed
upon or reasonably incurred by any
one or more of the Existing Trust
Indemnified Parties in connection
with, arising out of, or resulting from
any claim, action, suit or proceeding
in which any one or more of the
Existing Trust Indemnified Parties
may be involved or with which any
one or more of the Existing Trust
Indemnified Parties may be
threatened by reason of any breach
of any representation or warranty of
the Acquiring Fund contained in this
Agreement or untrue statement or
alleged untrue statement of a
material fact (except to the extent
based on or derived from the
Acquired Fund Prospectus or other
documents provided by the Acquired
Fund) contained in the Registration
Statement, the Acquiring Fund
Prospectus or the Acquired Fund
Proxy Statement or any amendment
or supplement to any thereof, or
arising out of, or based upon, the
omission or alleged omission to state
in any of the foregoing a material
fact required to be stated therein or
necessary to make the statements
therein not misleading, including,
without limitation, any amounts paid
by any one or more of the Trust
Indemnified Parties in a reasonable
compromise or settlement of any
such claim, action, suit or
proceeding, or threatened claim,
action, suit or proceeding made with
the consent of the New Trust or the
Acquiring Fund.  The Existing Trust
Indemnified Parties will notify the
New Trust and the Acquiring Fund
in writing within ten days after the
receipt by any one or more of the
Existing Trust Indemnified Parties of
any notice of legal process or any
suit brought against or claim made
against such Trust Indemnified Party
as to any matters covered by this
Section 12(b).  The Acquiring Fund
shall be entitled to participate at its
own expense in the defense of any
claim, action, suit or proceeding
covered by this Section 12(b), or, if
it so elects, to assume at its expense
by counsel satisfactory to the
Existing Trust Indemnified Parties
the defense of any such claim,
action, suit or proceeding, and, if the
Acquiring Fund elects to assume
such defense, the Existing Trust
Indemnified Parties shall be entitled
to participate in the defense of any
such claim, action, suit or
proceeding at their own expense.
The Acquiring Fund's obligation
under this Section 12(b) to
indemnify and hold harmless the
Trust Indemnified Parties shall
constitute a guarantee of payment so
that the Acquiring Fund will pay in
the first instance any expenses,
losses, claims, damages and
liabilities required to be paid by it
under this Section 12(b) without the
necessity of the Trust Indemnified
Parties' first paying the same.
      13.	No Broker, etc.  Each of the
Acquired Fund and the Acquiring Fund
represents that there is no person who has
dealt with it or the Existing Trust or the New
Trust, respectively, who, by reason of such
dealings, is entitled to any broker's or
finder's or other similar fee or commission
payable by either the Existing Trust or the
New Trust arising out of the transactions
contemplated by this Agreement.
      14.	Termination.  The Acquired
Fund and the Acquiring Fund may, by
mutual consent of a majority of the trustees
of Existing Trust and a majority of the
trustees of New Trust terminate this
Agreement, and the Acquired Fund or the
Acquiring Fund, after consultation with
counsel and by consent of its Trustees or an
officer authorized by such Trustees, may
waive any condition to its respective
obligations hereunder.  If the transactions
contemplated by this Agreement have not
been substantially completed by March 31,
2008, this Agreement shall automatically
terminate on that date unless a later date is
agreed to by the Acquired Fund and the
Acquiring Fund.
      15.	Covenants, etc. Deemed
Material.  All covenants, agreements,
representations and warranties made under
this Agreement and any certificates
delivered pursuant to this Agreement shall
be deemed to have been material and relied
upon by each of the parties, notwithstanding
any investigation made by them or on their
behalf.
      16.	Rule 145.  Pursuant to Rule
145 under the 1933 Act, the Acquiring Fund
will, in connection with the issuance of any
Merger Shares to any person who at the time
of the transaction contemplated hereby is
deemed to be an affiliate of a party to the
transaction pursuant to Rule 145(c), cause to
be affixed upon the certificates issued to
such person (if any) such legends as may be
reasonably believed by counsel to the
Acquiring Fund to be required by law and,
further, the Acquiring Fund will issue stop
transfer instructions to the Acquiring Fund's
transfer agent with respect to such shares.
The Acquired Fund will provide the
Acquiring Fund on the Exchange Date with
the name of any Acquired Fund shareholder
who is to the knowledge of the Acquired
Fund an affiliate of the Acquired Fund on
such date.
      17.	Sole Agreement;
Amendments; Governing Law.  This
Agreement supersedes all previous
correspondence and oral communications
between the parties regarding the subject
matter hereof, constitutes the only
understanding with respect to such subject
matter, may not be changed except by a
letter of agreement signed by each party
hereto (except that amendments to
provisions other than those in Section 5
hereof shall not require the signature of
Gateway Investment Advisers, L.P.), and
shall be construed in accordance with and
governed by the laws of the Commonwealth
of Massachusetts.
      18.	Waiver.  At any time on or
prior to the Exchange Date, the Acquired
Fund or the Acquiring Fund, after
consultation with counsel and by consent of
its trustees or an officer authorized by such
trustees, may waive any condition to its
respective obligations hereunder.
      19.	Assignment.  This Agreement
shall be binding upon and inure to the
benefit of the parties hereto and their
respective successors and assigns, but no
assignment or transfer hereof or of any rights
or obligations hereunder shall be made by
either party without the written consent of
the other party.  Nothing herein expressed or
implied is intended or shall be construed to
confer upon or give any person other than
the parties hereto and their respective
successors and assigns any rights or
remedies under or by reason of this
Agreement.
      20.	Notices.  Any notice, report,
statement or demand required or permitted
by any provisions of this Agreement shall be
in writing and shall be given by facsimile,
courier or certified mail addressed to the
Existing Trust at Rookwood Tower, Suite
600, 3805 Edwards Road, Cincinnati, Ohio
45209 (fax: 513-719-1199) and to the New
Trust at 399 Boylston Street, 6th Floor,
Boston, Massachusetts 02116 (fax: 617-449-
2880).
      21.	Recourse.  All persons
dealing with the Acquiring Fund or the
Acquired Fund must look solely to the
property of such Fund for the enforcement of
any claims against such Fund, as neither the
trustees, directors, officers, agents nor
shareholders of the Funds or other series of
the respective Trusts assume any liability for
obligations entered into on behalf of any of
the Funds.
      22.	Headings.  The section
headings contained in this Agreement are for
reference purposes only and shall not affect
in any way the meaning or interpretation of
this Agreement.
      23.	Counterparts.  This
Agreement may be executed in any number
of counterparts, each of which shall be
deemed an original.
      24.	Plan of Reorganization.  The
parties hereby agree that the Plan of
Reorganization for the transactions
contemplated hereby is as set forth on the
first page of this agreement.
      25.	Declaration of Trust.
      a.	A copy of the
Agreement and Declaration of Trust
of the New Trust is on file with the
Secretary of the Commonwealth of
Massachusetts, and notice is hereby
given that this instrument is executed
on behalf of the Trustees of the New
Trust on behalf of the Acquiring
Fund as trustees and not
individually, and that the obligations
of this instrument are not binding
upon any of the trustees, officers or
shareholders of the New Trust
individually but are binding only
upon the assets and property of the
Acquiring Fund.
      b.	It is expressly agreed
that the obligations of the Acquired
Fund hereunder shall not be binding
upon any of the Trustees,
shareholders, nominees, officers,
agents or employees of the Existing
Trust personally, but shall bind only
the trust property of the Acquired
Fund, as provided in the Agreement
and Declaration of Trust of the
Acquired Fund.  The execution and
delivery of this Agreement has been
authorized by the Trustees of the
Gateway Trust on behalf of the
Acquired Fund and signed by an
authorized officer of the Existing
Trust, acting as such.  Such
authorization by such Trustees and
such execution and delivery by such
officer shall not been deemed to
have been made by any of them
individually or to impose any
liability on any of them personally,
but shall bind only the trust property
of the Acquired Fund as provided in
the Existing Trust's Agreement and
Declaration of Trust.
      		*	*
	*	*


      IN WITNESS WHEREOF, each of
the parties hereto has caused this Agreement to be executed as a sealed instrument as of the day and year first above written.


                                  T
HE GATEWAY TRUST,
                                  on
behalf of its Gateway Fund


                                  B
y: /s/ Walter G. Sall
                                  N
ame:	Walter G. Sall
                                  Ti
tle:	Chairman


                                  G
ATEWAY TRUST,
                                  on
behalf of its Gateway Fund


                                  B
y: /s/ John T. Hailer
                                  N
ame:	John T. Hailer
                                  Ti
tle:	President


Agreed and accepted as to Sections 5 and 9(l) only
IXIS ANCHOR ACQUISITION, LLC, to be
renamed
GATEWAY INVESTMENT ADVISERS,
LLC
as of 4:01 p.m. on February 15, 2008

By: Eric N. Ward
Name:  Eric N. Ward
Title: Authorized Person
	-24-

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